UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                October 29, 2008

                          STURM, RUGER & COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)

   DELAWARE                         001-10435                   06-0633559
(State or Other             (Commission File Number)           (IRS Employer
Jurisdiction of                                           Identification Number)
Incorporation)

                  ONE LACEY PLACE, SOUTHPORT, CONNECTICUT 06890
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (203) 259-7843

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

      On October 29, 2008, the Company issued a press release to stockholders and other interested parties regarding financial results for the third quarter and nine months ended September 27, 2008. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

      The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

      The Company is furnishing a letter made available to its shareholders on October 29, 2008 (the "Letter to Shareholders"). The text of the Letter to Shareholders is attached as Exhibit 99.2 to this Current Report on Form 8-K and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This disclosure of the Letter to Shareholders on this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed by Regulation FD.

      The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the Letter to Shareholders or its expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

      The Letter to Shareholders is available on the Company's website at www.ruger.com. The Company reserves the right to discontinue that availability at any time.

      On October 29, 2008, Sturm, Ruger & Company, Inc. issued a press release in which it announced that it has recently received a small number of reports from the field indicating that LCP pistols can discharge when dropped onto a hard surface with a round in the chamber. All LCP pistols bearing the prefix "370" (that is, serial number 370-xxxxx) may be affected. The retrofit involves installation of an upgraded hammer mechanism at no charge to the customer. A copy of the press release is set forth in the attached Exhibit 99.3.

Item 9.01         Financial Statements and Exhibits.

Exhibit No.       Description
-----------       -----------

99.1 Press release of Sturm, Ruger & Company, Inc., dated October 29, 2008, reporting the financial results for the third quarter and nine months ended September 27, 2008.

99.2 Letter to Shareholders made available to shareholders on October 29, 2008.

99.3 Press Release of Sturm, Ruger & Company, Inc. dated October 29, 2008 announcing that it has recently received a small number of reports from the field indicating that LCP pistols can discharge when dropped onto a hard surface with a round in the chamber. All LCP pistols bearing the prefix "370" (that is, serial number 370-xxxxx) may be affected. The retrofit involves installation of an upgraded hammer mechanism at no charge to the customer.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      STURM, RUGER & COMPANY, INC.


                                      By:  /S/ THOMAS A. DINEEN
                                           -------------------------------------
                                           Name:  Thomas A. Dineen
                                           Title: Principal Financial Officer,
                                                  Vice President, Treasurer and
                                                  Chief Financial Officer

Dated: October 29, 2008


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